UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs, CO 80906

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 18, 2013, the Audit Committee of the Board of Directors of Gold Resource Corporation (the “Company”) approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and simultaneously approved the dismissal of StarkSchenkein, LLP (“StarkSchenkein”) as the Company’s independent registered public accounting firm.

StarkSchenkein has completed its audit services and has issued its report on the consolidated financial statements for the year ended December 31, 2012. The Company filed its Annual Report on Form 10-K on March 18, 2013.

During the two most recent years ended December 31, 2012 and 2011, and the subsequent interim period through March 18, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and StarkSchenkein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to StarkSchenkein’s satisfaction, would have caused StarkSchenkein to make reference to the subject matter of such disagreements in connection with their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Moreover, the reports of StarkSchenkein on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent years ended December 31, 2012 and 2011, and the subsequent interim period through March 18, 2013, the Company has not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided StarkSchenkein a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”), and requested StarkSchenkein to furnish the Company a letter addressed to the Commission indicating whether it agrees with the above statements. A copy of StarkSchenkein’s letter is included as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

16.1	Letter from StarkSchenkein, LLP addressed to the U.S. Securities and Exchange Commission dated March 19, 2013.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: March 19, 2013	By:	/s/ William W. Reid
	Name:	William W. Reid
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from StarkSchenkein, LLP addressed to the U.S. Securities and Exchange Commission dated March 19, 2013.

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